--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                       ----------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 11, 2005

                        ---------------------------------

                           CHROMCRAFT REVINGTON, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        --------------------------------

        Delaware                          1-13970               35-1848094
(State or other jurisdiction         (Commission            (IRS Employer
    of incorporation)                File Number)           Identification No.)

                          1100 North Washington Street
                              Delphi, Indiana 46923
          (Address of Principal Executive Offices, including Zip Code)

                                 (765) 564-3500
              (Registrant's Telephone Number, Including Area Code)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

--------------------------------------------------------------------------------

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The Compensation Committee of the Board of Directors of Chromcraft Revington, Inc. (the "Company") approved the following performance factors under the Company's Short Term Executive Incentive Plan for the year ending December 31, 2005:

         For Michael E. Thomas and Frank T. Kane, the performance factors are sales, cash flow and net earnings of the Company.

         For Stephen D. Healy, President of Cochrane Furniture Company, Inc. ("Cochrane"), the performance factors are sales and cash flow of Cochrane.

         In addition, the Compensation Committee approved the following compensation for non-employee directors:

         Annual retainer                         $20,000

         In-person Board and
         committee meeting fee                   $1,500 per meeting

         Telephonic Board and
         committee meeting fee                   $750 per meeting

         Chair of Audit Committee                $4,500 annual retainer

         Chair of Compensation
         Committee                               $3,000 annual retainer

         Chair of Nominating and
         Corporate Governance Committee          $3,000 annual retainer

         Co-Chairs of Search Committee           $2,000 annual retainer

         Chair of Strategy Committee             $4,000 annual retainer

         Each non-employee director also receives an annual grant of stock options in accordance with the Directors' Stock Option Plan previously approved by the Company's stockholders.

         The above compensation will be in effect in 2005 and thereafter until changed by the Compensation Committee.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Michael E. Thomas, the Company's Chairman, President and Chief Executive Officer, will retire as a Director of the Company effective immediately following the 2005 annual meeting of stockholders, which is the expiration of his present term.

         Warren G. Wintrub will retire as a Director of the Company effective immediately following the 2005 annual meeting of stockholders, which is the expiration of his present term.

         Neither Mr. Thomas nor Mr. Wintrub is retiring because of a disagreement with the Company.




                                      * * *

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  March 11, 2005

                                            CHROMCRAFT REVINGTON, INC.

                                            By:  /s/ Frank T. Kane
                                                 -------------------------------
                                                 Frank T. Kane
                                                 Vice President - Finance and
                                                 Chief Financial Officer